Exhibit 10.4
[Form Not Permitting
Exercise prior to Vesting]
Grant #
INCENTIVE STOCK OPTION AGREEMENT
COMPELLENT TECHNOLOGIES, INC. 2002 STOCK OPTION PLAN
     THIS OPTION AGREEMENT is made as of the ___day of _________, 200___(the “Grant Date”) between Compellent Technologies, Inc., a Minnesota corporation (the “Company”), and _________, an employee of the Company (the “Optionee”).
     In accordance with the Company’s 2002 Stock Option Plan (as amended to date, the “Plan”), the Company desires, by affording the Optionee an opportunity to purchase shares of its common stock (the “Stock”), to provide the Optionee with an added incentive to continue his or her services to the Company, and through his or her proprietary interest, to increase his or her personal participation in the success of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:
     1. Grant of Option. The Company hereby grants as of the Grant Date to the Optionee the right and option (the “Option”) to purchase from the Company all or any part of an aggregate amount of ___shares of the Stock of the Company on the terms and conditions herein set forth. The Option is intended to be an “incentive stock option” as that term is defined in Section 422 of the Internal Revenue Code.
     2. Purchase Price. The purchase price of the shares of the Stock covered by this Option (“Option Shares”) shall be $.___per share.
     3. Exercise of Option. This Option shall be immediately exercisable. If this Option is exercised for Option Shares that have not yet vested pursuant to the provisions of Section 4, then any such shares of Stock shall be “Unvested Shares” until such time as they vest pursuant to the provisions of Sections 4 or 5 and subject to a right of repurchase by the Company as set forth in Section 7.
     4. Vesting of Option. Subject to the other provisions of this Agreement, the Option and Option Shares shall be vested by the Optionee as follows:
(a)	From and after the first anniversary of the Grant Date, if the Optionee is then performing services for the Company, the Option is exercisable with respect to 25% (rounded to the next lower whole share) of the aggregate Option Shares hereunder or any part thereof; and

(b)	From and after each monthly anniversary of the Grant Date, beginning with the 13th month anniversary and ending on the 48th month anniversary of the Grant

Date, if the Optionee is then performing services for the Company on such monthly anniversary date, the Option is exercisable with respect to an additional 2.0833% (rounded to the next lower whole share) of the aggregate Option Shares hereunder or any part thereof; and

(c)	From and after the fourth anniversary of the Grant Date, if the Optionee is then performing services for the Company, the Option is exercisable with respect to 100% of the aggregate Option Shares hereunder or any part thereof.
In no event shall the Option or any Option Shares vest after Optionee’s termination of employment with the Company.
     5. Acceleration of Vesting. The vesting of the Option and the Option Shares shall be accelerated such that 75% of the aggregate number of Option Shares shall be vested, if not previously vested, upon the occurrence of the effective date of a Change in Control of the Company, as defined in the Plan. Option Shares shall continue to vest pursuant to the provisions of Section 4(b) hereof, in the event that the vesting of such Option Shares has not been accelerated pursuant to the provisions of this Section 5.
     6. Expiration of Option. The term of the Option shall be for a period of ten (10) years from the Grant Date, subject to earlier termination as follows:
(a)	In the event of the Optionee’s termination of employment with the Company by reason of the Optionee’s disability, retirement or death, the Optionee (or in the event of death, his or her personal representative or the person or persons to whom the Optionee’s rights under the Option shall pass by will or the laws of descent and distribution) may exercise the Option but only for part or all of the Option Shares for which the Option is exercisable as of the date of the Optionee’s termination for a period of one year following such termination, and thereafter any unexercised portion of the Option shall terminate and be deemed canceled.

(b)	In the event of the Optionee’s termination of employment with the Company for Cause, as defined in the Plan, the Option shall terminate immediately upon such termination of service.

(c)	In the event of the Optionee’s termination of employment with the Company for any other reason other than as described in (a) and (b) above, the Optionee may exercise the Option but only for part or all of the Option Shares for which the Option is exercisable as of the date of termination for a period of 90 days following such termination, and thereafter any unexercised portion of the Option shall terminate and be deemed canceled.
Neither the Plan nor this Agreement shall confer any right to continued service as an employee of the Company, nor interfere with the right of the Optionee to resign or be removed as an employee of the Company.

     7. Repurchase Right.
(a)	Grant. The Corporation shall have the right (the “Repurchase Right”) to repurchase, at the Exercise Price, any or all of the Option Shares which are Unvested Shares at the time Optionee’s employment with the Company ceases.

(b)	Exercise of Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to Optionee at any time during the sixty day period following the date Optionee ceases for any reason to be employed by the Company. The notice shall indicate the number of Unvested Shares to be repurchased, the aggregate repurchase price to be paid for such shares and the date on which repurchase is to be effected, such date to be not more than thirty days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to the Optionee, in cash or cash equivalents, an amount equal to the aggregate repurchase price.

(c)	Termination of Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under this Section 6. In addition, the Repurchase Right shall terminate and cease to be exercisable as and when the Option Shares vest in accordance with the provisions of Section 4.
     8. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Secretary of the Company at the principal office of the Company. Such notice shall (i) state the election to exercise the Option and the number of Option Shares in respect of which it is being exercised, (ii) be signed by the person so exercising the Option, and (iii) be accompanied by payment of the full purchase price of such shares. The purchase price shall be payable in cash or by check or bank draft payable to the Company, or, provided such form of payment does not result in a charge to earnings of the Company for financial accounting purposes, by delivery of shares of unrestricted Stock of the Company with a fair market value equal to the purchase price or by a combination of cash and such Stock, whose fair market value shall equal the purchase price. For purposes of this paragraph, the “fair market value” of the Stock of the Company shall be the fair market value of the Stock as of the date the Option is exercised established in the manner set forth in the Plan. In the event any person other than the Optionee shall exercise the Option, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares of Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
     9. Investment Certificate. Prior to the receipt of the certificates pursuant to the exercise of the Option granted hereunder, the Optionee shall, if required in the Company’s discretion, demonstrate an intent to hold the Stock acquired by exercise of the Option for investment and not with a view to resale or distribution thereof to the public, by delivering to the Company an investment certificate or letter in such form as the Company may require.

     10. Transfer of Option Shares; Deposit of Option Shares.
(a)	The Optionee acknowledges that (i) Optionee shall not transfer, assign, encumber or otherwise dispose of any Options Shares that are Unvested Shares and (ii) Option Shares that are not Unvested Shares may not be sold, transferred, pledged or otherwise disposed of unless the Stock is registered under the Securities Act of 1933, or unless the Company has received an opinion of counsel satisfactory to the Company that said registration is not required. Stock certificates representing Option Shares that are Unvested Shares shall be endorsed with a restrictive legend substantially in the following form:

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares. A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

(b)	Each certificate representing Unvested Shares that is issued pursuant to Section 8 hereof shall be deposited by the Corporation with Secretary of the Corporation or a custodian designated by the Secretary. Annually, or at such other time as the Optionee may reasonably request, the Corporation shall promptly cause to be issued a certificate or certificates registered in the Optionee’s name representing any Option Shares that have vested pursuant to Sections 4 or 5 hereof, free of the legend set forth in Section 10(a) above (but containing any legend required by securities laws), and shall cause such certificate to be delivered to Optionee.
     11. Company’s Right of First Refusal. In addition to the Company’s right to repurchase Unvested Shares in accordance with Section 7, before any shares of Stock acquired upon exercise of this Option by the Optionee or any transferee of the Optionee (the Optionee or such transferee, the “Holder”) may be sold or otherwise transferred, the Company shall have a right of first refusal to purchase such Option Shares on the terms and conditions set forth below (the “Right of First Refusal”):
(a)	The Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Option Shares; (ii) the name of each proposed purchaser or other transferee (”Proposed Transferee”); (iii) the number of Option Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer such Option Shares (the “Offered Price”), and the Holder shall offer the Option Shares at the Offered Price to the Company or its assignee.

(b)	At any time within 30 days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Option Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 11(c) below.

(c)	The purchase price (“Purchase Price”) for the Option Shares purchased by the Company or its assignee under this Section 11 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)	Payment of the Purchase Price shall be made, at the option of the Company or its assignee, in cash (by check) within 30 days after receipt of the Notice, or in the manner and at the times set forth in the Notice.

(e)	If all of the Option Shares proposed in the Notice to be transferred to a Proposed Transferee are not purchased by the Company or its assignee as provided in this Section 11, then the Holder may sell or otherwise transfer such Option Shares to such Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within 120 days after the date of the Notice, (ii) such sale or other transfer is effected in accordance with any applicable securities laws and (iii) the Proposed Transferee agrees in writing that the provisions of this Section 11 shall continue to apply to the Option Shares in the hands of such Proposed Transferee. If the Option Shares described in the Notice are not transferred to the Proposed Transferee within such period, the Company or its assignee shall again be offered the Right of First Refusal before any Option Shares held by the Holder may be sold or otherwise transferred.

(f)	Anything to the contrary contained in this Section 11 notwithstanding, the transfer of any or all of the Option Shares by will or laws of descent and distribution upon the death of the Optionee or by gift (provided the Optionee obtains the Company’s prior written consent to such transfer by gift) will be exempt from the provisions of this Section 11. In such case, the recipient of the Option Shares shall receive and hold the Option Shares so transferred subject to the provisions of this Section 11, and there shall be no further transfer of such Option Shares except in accordance with the terms hereof.

(g)	The Right of First Refusal shall terminate upon the first sale of shares of Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933.
     12. Limitation on Stock Received Upon Exercise. In the event the Company advises the Optionee that it plans an underwritten public offering of its Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of any Stock acquired pursuant to the exercise of options granted under the Plan, the Optionee will not, for a period not to exceed 180 days from the effective date of the Company’s registration statement, sell or contract to sell or grant an option to buy or otherwise dispose of any shares of Stock acquired pursuant to the exercise of any option granted to Optionee pursuant to the Plan without the prior written consent of the underwriter(s) or its representative(s).
     13. Transfer of Option. The Option may not be transferred by the Optionee except pursuant to will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee.
     14. Status and Rights as a Shareholder. Neither the Optionee nor the Optionee’s executor, administrator, heirs, or legatees, shall be or have any rights or privileges of a shareholder of the Company in respect of the Stock transferable upon exercise of the Option granted hereunder, unless and until certificates representing such Stock shall be endorsed, transferred, and delivered, and the transferee has caused the Optionee’s name to be entered as the shareholder of record on the books of the Company.
     15. Company Authority. The existence of the Option herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure of its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference securities ahead of or affecting the Stock of the Company or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     16. Disputes. As a condition of the granting of the Option herein granted, the Optionee agrees, for the Optionee and the Optionee’s personal representatives and successors, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by said Board of the terms of this Agreement shall be final, binding and conclusive.
     17. Option Plan. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which this Option has been issued, which is hereby incorporated by reference. A copy of the Plan is on file with the Secretary of the Company and by acceptance hereof the Optionee agrees to and accepts this Option subject to the terms of the Plan.
     18. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successor of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the day and year first above written.

COMPELLENT TECHNOLOGIES, INC.

By:

Its:

OPTIONEE

[Form Not Permitting
Exercise prior to Vesting]
Grant #
INCENTIVE STOCK OPTION AGREEMENT
COMPELLENT TECHNOLOGIES, INC. 2002 STOCK OPTION PLAN
     THIS OPTION AGREEMENT is made as of the ___day of __________, 200___(the “Grant Date”) between Compellent Technologies, Inc., a Minnesota corporation (the “Company”), and _________an employee of the Company (the “Optionee”).
     In accordance with the Company’s 2002 Stock Option Plan (as amended to date, the “Plan”), the Company desires, by affording the Optionee an opportunity to purchase shares of its common stock (the “Stock”), to provide the Optionee with an added incentive to continue such Optionee’s services to the Company, and, through the Optionee’s proprietary interest, to increase the Optionee’s personal participation in the success of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:
     1. Grant of Option. The Company hereby grants as of the Grant Date to the Optionee the right and option (the “Option”) to purchase from the Company all or any part of an aggregate amount of ___shares (the “Shares”) of the Stock of the Company on the terms and conditions herein set forth. The Option is intended to be an “incentive stock option,” as such term is defined in Section 422 of the Internal Revenue Code.
     2. Purchase Price. The purchase price of the Shares covered by this Option shall be $.___per share.
     3. Exercise of Option. Subject to the other provisions of this Agreement, the Option shall be exercisable by the Optionee as follows:

     (a) From and after the first anniversary of the Grant Date, if the Optionee is then performing services for the Company, the Option is exercisable with respect to 25% (rounded to the next lower whole share) of the Shares or any part thereof; and
     (b) From and after each monthly anniversary of the Grant Date, beginning with the 13th month anniversary and ending on the 48th month anniversary of the Grant Date, if the Optionee is then performing services for the Company on such monthly anniversary date, the Option is exercisable with respect to an additional 2.0833% (rounded to the next lower whole Share) of the Shares or any part thereof; and
     (c) From and after the fourth anniversary of the Grant Date, if the Optionee is then performing services for the Company, the Option is exercisable with respect to 100% of the aggregate Shares or any part thereof.
     4. Expiration of Option. The term of the Option shall be for a period of ten (10) years from the Grant Date, subject to earlier termination as follows:
     (a) In the event of the Optionee’s termination of employment with the Company by reason of the Optionee’s disability, retirement or death, the Optionee (or in the event of death, the Optionee’s personal representative or the person or persons to whom the Optionee’s rights under the Option shall pass by will or the laws of descent and distribution) may exercise the Option but only for part or all of the Shares for which the Option is exercisable as of the date of the Optionee’s termination for a period of one year following such termination, and, thereafter, any unexercised portion of the Option shall terminate and be deemed canceled.
     (b) In the event of the Optionee’s termination of employment with the Company for Cause, as such term is defined in the Plan, the Option shall terminate immediately upon such termination of service.
     (c) In the event of the Optionee’s termination of employment with the Company for any other reason other than as described in (a) and (b) above, the Optionee may exercise the Option but only for part or all of the Shares for which the Option is exercisable as of the date of termination for a period of 90 days following such termination, and, thereafter, any unexercised portion of the Option shall terminate and be deemed canceled.
Neither the Plan nor this Agreement shall confer any right to continued service as an employee of the Company, nor interfere with the right of the Optionee to resign or be removed as an employee of the Company.
     5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Secretary of the Company at the principal office of the Company. Such notice shall (i) state the election to exercise the Option and the number of Shares in respect of which it is being exercised, (ii) be signed by the person so exercising the Option, and (iii) be accompanied by payment of the full purchase price of such Shares. The purchase price shall be payable in cash or by check or bank draft payable to the Company, or, provided such form of payment does not result in a charge to earnings of the Company for financial accounting purposes, by delivery of shares of Stock of the Company with a fair market value equal to the purchase price, or by a combination of cash and such shares, with a fair market value equal the purchase price. For purposes of this paragraph, the “fair market value” of the Stock of the Company shall be the fair market value of the Stock as of the date the Option is exercised established in the manner set forth in the Plan. In the event any person other than the Optionee shall exercise the Option, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
     6. Investment Intent; Securities Law Compliance. Prior to the receipt of the certificates pursuant to the exercise of the Option granted hereunder, the Optionee shall, if required in the Company’s discretion, demonstrate an intent to hold the Shares acquired upon exercise of the Option for investment and not with a view to resale or distribution thereof to the public, by delivering to the Company an investment letter in such form as the Company may require. The Optionee acknowledges that the Shares acquired upon exercise of this Option may not be sold, transferred, pledged or otherwise disposed of unless the Shares are registered under the Securities Act of 1933, or unless the Company has received an opinion of counsel satisfactory to the Company that such registration is not required.
     7. Company’s Right of First Refusal. Before any Shares acquired upon exercise of this Option by the Optionee or any transferee of the Optionee (the Optionee or such transferee, the “Holder”) may be sold or otherwise transferred, the Company shall have a right of first refusal to purchase such Shares on the terms and conditions set forth below (the “Right of First Refusal”):
     (a) The Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (”Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer such Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee.
     (b) At any time within 30 days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 7(c) below.
     (c) The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee under this Section 7 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
     (d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee, in cash (by check) within 30 days after receipt of the Notice, or in the manner and at the times set forth in the Notice.
     (e) If all of the Shares proposed in the Notice to be transferred to a Proposed Transferee are not purchased by the Company or its assignee as provided in this Section 7, then the Holder may sell or otherwise transfer such Shares to such Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within 120 days after the date of the Notice, (ii) such sale or other transfer is effected in accordance with any applicable securities laws and (iii) the Proposed Transferee agrees in writing that the provisions of this Section 7 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, the Company or its assignee shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
     (f) Anything to the contrary contained in this Section 7 notwithstanding, the transfer of any or all of the Shares by will or laws of descent and distribution upon the death of the Optionee or by gift (provided the Optionee obtains the Company’s prior written consent to such transfer by gift) will be exempt from the provisions of this Section 7. In such case, the recipient of the Shares shall receive and hold the Shares so transferred subject to the provisions of this Section 7, and there shall be no further transfer of such Shares except in accordance with the terms hereof.
     (g) The Right of First Refusal shall terminate upon the first sale of shares of Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933.
     8. Limitation on Stock Received Upon Exercise. In the event the Company advises the Optionee that it plans an underwritten public offering of its Stock in compliance with the Securities Act of 1933, as amended, and the underwriters seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of Stock acquired pursuant to the exercise of options granted under the Plan, the Optionee will not, for a period not to exceed 180 days from the effective date of the Company’s registration statement, sell or contract to sell or grant an option to buy or otherwise dispose of any shares of Stock acquired pursuant to the exercise of any Option granted to Optionee pursuant to the Plan without the prior written consent of the underwriters or their representatives.
     9. Transfer of Option; Assignment. The Option may not be transferred by the Optionee except pursuant to will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. The Right of First Refusal shall be freely assignable by the Company.
     10. Status and Rights as a Shareholder. Neither the Optionee nor the Optionee’s executor, administrator, heirs or legatees shall be or have any rights or privileges of a shareholder of the Company in respect of the Shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing the Shares shall be endorsed, transferred, and delivered, and the transferee has caused the Optionee’s name to be entered as the shareholder of record on the books of the Company.
     11. Company Authority. The existence of the Option herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure of its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference securities ahead of or affecting the Stock of the Company or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12. Disputes. As a condition of the granting of the Option herein granted, the Optionee agrees, for the Optionee and the Optionee’s personal representatives and successors, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by said Board of the terms of this Agreement shall be final, binding and conclusive.
     13. Option Plan. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which this Option has been issued, which is hereby incorporated by reference. A copy of the Plan is on file with the Secretary of the Company and by acceptance hereof the Optionee agrees to and accepts this Option subject to the terms of the Plan.
     14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successor of the parties hereto.
     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the day and year first above written.

COMPELLENT TECHNOLOGIES, INC.

By:

Its:

OPTIONEE

EXERCISE NOTICE
COMPELLENT TECHNOLOGIES, INC. 2002 STOCK OPTION PLAN
     Exercise of Option. Effective as of today,                                         , the undersigned                                          (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Compellent Technologies, Inc. (the “Company”) under and pursuant to the Compellent Technologies, Inc. 2002 Stock Option Plan (as amended to date, the “Plan”) and Stock Option Agreement #                     dated                                         , 200      (the “Option Agreement”). The purchase price for the Shares shall be $                    , as required by the Option Agreement.
     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the following form:

Cash or check in the amount of $ ; or

Shares of previously acquired shares of Common Stock.

     Representation of Optionee. Optionee acknowledges that Optionee is acquiring the Shares for investment and without a view to distribution of the Shares to third parties.
     Rights as Shareholder. Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares. Optionee acknowledges that:

(a)	There is presently no generally recognized public market through which the Shares may be sold, and the Shares are not registered under federal or state securities laws for sale to the public. The Company does not have any intent at the present time to register such Shares for sale to the public. Therefore, the Optionee may not be able to sell the Shares or recognize any value from the holding of such Shares.

(b)	In the event the Company registers its shares for sale to the public in an initial public offering, the Company may choose not to register the Shares held by the Optionee for sale in such public offering, and, in that event, the Optionee may be restricted as to the time and manner in which such Shares may be sold in the public market.

(c)	In the event the Company advises the Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933 and the underwriters seek to impose restrictions under which the Optionee and other shareholders may not sell, contract to sell or otherwise dispose of part or all of their shares of Common Stock, the Optionee will not, for a period not to exceed 180 days from the prospectus, sell, contract to sell, grant an option to buy or otherwise dispose of any Shares acquired upon exercise of an Option without the prior written consent of the underwriters or their representatives.

(d)	The holding of any Shares received upon exercise of the Option shall not entitle the Optionee to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the Optionee’s employment at any time.

(e)	The Company may cause a legend or legends to be put on any certificates representing the Shares to make reference to securities law and other restrictions on resale of the Shares.

(f)	If so provided in the Option Agreement, transfer of the Shares by the Optionee is subject to a right of first refusal on the part of the Company or its assignee. If so provided in the Option Agreement, the Shares are also subject to a right of repurchase on the part of the Company if Optionee’s employment with the Company is terminated.

(g)	This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by Delaware law, except for that body of law pertaining to conflict of laws or to the extent preempted by federal law.
     Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares, and that Optionee is not relying on the

Company for any tax advice. To the extent the exercise of the Option results in taxation to the Optionee, the Optionee authorizes the Company, to the extent permitted by law, to satisfy the withholding of taxes (not to exceed the minimum required federal, state and FICA withholding amount) in the following manner:

Deduct any such taxes from any payment of any kind otherwise due to the Optionee.

Retain from the number of Shares that would otherwise be deliverable to the Optionee equal in value to the withholding obligation; or

Accept delivery of shares of Common Stock already owned by the Optionee equal in value to the withholding obligation.

Submitted by:	Accepted by:

OPTIONEE	COMPELLENT TECHNOLOGIES, INC.

By:

Signature
Its:

Print Name

Social Security Number

Address